                               POWER OF ATTORNEY

        Each of the undersigned, as a Section 16 reporting person of Fluidigm
Corporation (the "Company"), hereby constitutes and appoints each of the officers of the Company and the responsible attorneys and paralegals of Wilson
Sonsini Goodrich & Rosati, P.C. such undersigned's true and lawful attorney-in-fact to:

        1.      complete and execute Forms ID, 3,4 and 5 and other forms and all amendments thereto as such attorney-in-fact shall in his or her discretion determine to be required or advisable pursuant to
                Section 16 of the Securities Exchange Act of 1934 (as amended)
                and the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of such
                undersigned's ownership, acquisition or disposition of
                securities of the Company; and

        2.      do all acts necessary in order to file such forms with the
                Securities and Exchange Commission, any securities exchange or national association, the Company and such other person or agency as the attorney-in-fact shall deem appropriate.

        Each of the undersigned hereby ratifies and confirms all that said attorney-in-fact and agents shall do or cause to be done by virtue hereof. Each of the undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of such undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934 (as amended).

        This Power of Attorney shall remain in full force and effect until such time as none of the undersigned are required to file Forms ID, 3, 4 and 5 with respect to such undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by any of the undersigned in a signed writing delivered to the Company and the foregoing attorney-in-fact (each such revocation to apply only to the Power of Attorney with respect to such revoking individual).

        This Power of Attorney may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have caused this Power of Attorney to be executed as of this 4th day of February, 2011.

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of
February , 2011.

Versant Venture Capital I, L.P.
Versant Affiliates Fund I-A, L.P.
Versant Affiliates Fund I-B, L.P.
Versant Side Fund I, L.P.

        By: Versant Ventures I, LLC
        Its: General Partner

                          By: /s/ Robin L. Praeger
                              -------------------------------------------------
                        Name: Robin L. Praeger, Chief Financial Officer

                   Signature: /s/ Brian G. Atwood
                              -------------------------------------------------
                        Name: Brian G. Atwood, an individual

                   Signature: /s/ Samuel D. Colella
                              -------------------------------------------------
                        Name: Samuel D. Colella, an individual

                   Signature: /s/ Ross A. Jaffe
                              -------------------------------------------------
                        Name: Ross A. Jaffe, an individual

                   Signature: /s/ William J. Link
                              -------------------------------------------------
                        Name: William J. Link, an individual

                   Signature: /s/ Barbara N. Lubash
                              -------------------------------------------------
                        Name: Barbara N. Lubash, an individual

                   Signature: /s/ Donald B. Milder
                              -------------------------------------------------
                        Name: Donald B. Milder, an individual

                   Signature: /s/ Rebecca B. Robertson
                              -------------------------------------------------
                        Name: Rebecca B. Robertson, an individual